Exhibit 10.1
[EXECUTION COPY]

AMENDMENT NO. 3 dated as of December 5, 2018 (this “Amendment”), to the CREDIT AGREEMENT dated as of April 20, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among COMPASS MINERALS INTERNATIONAL, INC., a Delaware corporation (the “US Borrower”), COMPASS MINERALS CANADA CORP., a corporation continued and amalgamated under the laws of the province of Nova Scotia, Canada (the “Canadian Borrower”), COMPASS MINERALS UK LIMITED, a company incorporated under the laws of England and Wales (the “UK Borrower” and, together with the US Borrower and the Canadian Borrower, the “Borrowers”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;
WHEREAS the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement; and
WHEREAS the Required Lenders are willing to make such amendments to the Credit Agreement, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendments to the Credit Agreement.

(a)The definition of “Available Amount” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text in each of clauses (f) and (h) of such definition with the following text: “[reserved];”

(b)The definition of “Consolidated Adjusted EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text “(except in the case of subclause (a)(x) below)” immediately after the text “for such period” in the lead-in to clause (a) of such definition; (ii) deleting the text “and” at the end of subclause (a)(viii) of such definition; and (iii) inserting a new subclause (a)(x) immediately after subclause (a)(ix) of such definition to read in its entirety as follows:

“(x) any reduction in Consolidated Net Income (as determined in good faith by the US Borrower) resulting from the labor strike of unionized employees at the Goderich Mine that commenced on April 27, 2018, and ended on July 16, 2018; provided that the aggregate increase to Consolidated Adjusted EBITDA pursuant to this subclause (a)(x) shall not exceed (A) $15,000,000 for the fiscal quarter of the US Borrower ended September 30, 2018, (B) $15,000,000 for the fiscal quarter of the US Borrower ending December 31, 2018, and (C) $20,000,000 for the fiscal quarter of the US Borrower ending March 31, 2019 (it being understood and agreed that Consolidated Adjusted EBITDA shall not be increased pursuant to this subclause (a)(x) for any other fiscal quarter of the US Borrower); and”

(c)The definition of “Secured Hedge Agreement” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “interest rate” in such definition.

(d)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

(e)Clause (g) of Section 5.02 of the Credit Agreement is hereby amended and restated to read in its entirety as follows (new text is in bold/underline, and deleted text is in strikethrough):

(g) promptly, (i) such additional information regarding the business, financial, legal or corporate affairs of the US Borrower or any of its Restricted Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request or (ii) such information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act or other applicable anti-money laundering laws as the Administrative Agent or any Lender may from time to time reasonably request.

(f)Clause (b) of Section 5.03 of the Credit Agreement is hereby amended to add “and” at the end thereof and Section 5.03 of the Credit Agreement is hereby amended by adding the following new clause (c) in the appropriate alphabetical order:

(c) any change in the Persons identified in the Beneficial Ownership Certification most recently provided, if any, that would result in a change to the list of beneficial owners identified therein (and notwithstanding the following paragraph, no statement of a Responsible Officer referred to in the following paragraph shall be required to be delivered in connection therewith); provided that no written notice shall be required pursuant to this clause (c) in the case such change in Persons is publicly available on the SEC’s EDGAR website at http://www.sec.gov;

(g)Clause (f) of Section 6.04 of the Credit Agreement is hereby amended and restated to read in its entirety as follows (new text is in bold/underline, and deleted text is in ~~strikethrough~~):

(f) any Disposition of other assets (other than (x) Equity Interests in any Domestic Restricted Subsidiary or any Canadian Restricted Subsidiary unless, in each case, all Equity Interests in such Restricted Subsidiary (other than directors’ qualifying shares) are sold; provided that no Disposition of the Equity Interests in the Canadian Borrower or, except as expressly permitted under clause (iv) of the proviso to this clause (f), the UK Borrower shall be permitted under this clause (f), (y) Equity Interests in any Foreign Subsidiary in excess of 49% of the Equity Interests in such Foreign Subsidiary, unless all Equity Interests in such Restricted Subsidiary (other than directors’ qualifying shares) are sold and (yz) the Goderich Mine) for fair market value; provided that (i) no Event of Default exists or would result therefrom, (ii) with respect to any Disposition pursuant to this Section 6.04(f), at least 75% of the total consideration for any such Disposition (or, solely in the case of any Disposition of any Non-Core Assets, at least 50% of the total consideration for any such Disposition) shall be received by the US Borrower and its Restricted Subsidiaries in the form of cash and Cash Equivalents (in each case, free and clear of all Liens at the time received, other than Liens permitted by Section 6.02); provided, however, that for the purposes of this clause (ii), the following shall be deemed to be cash: (A) any liabilities (as shown on the most recent balance sheet of the US Borrower and its Restricted Subsidiaries provided hereunder or in the footnotes thereto) of the US Borrower or any Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the US Borrower and all of its Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by the US Borrower or the applicable Restricted Subsidiary from such transferee that are converted by the US Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 30 days following the closing of the applicable Disposition and (C) any Designated Non-Cash Consideration received by the US Borrower or the applicable Restricted Subsidiary in respect of such Disposition having an aggregate fair market value taken together with all other Designated Non-Cash Consideration received pursuant to this clause (C) that is at that time outstanding, not in excess of $25,000,000 at the time of the receipt of such Designated Non-Cash Consideration, with the fair market value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash consideration, (iii) the requirements of Section 2.11(a), to the extent applicable, are complied with in connection therewith; provided, however, that this clause (iii) shall not apply to any Disposition of assets of the UK Business if, after giving pro forma effect to such Disposition, the Consolidated Total Leverage Ratio determined on a pro forma basis as of the last day of the most recently ended Test Period would be less than or equal to 3.00:1.00, and (iv) in the case of the Disposition of the Equity Interests in the UK Borrower (the “UK Borrower Disposition”), (A) the US Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer certifying (and the Administrative Agent shall be satisfied) that no Loans made to the UK Borrower are outstanding as of the date of the UK Borrower Disposition and all interest, fees and any other amounts payable by the UK Borrower under this Agreement and the other Loan Documents and accrued as of the date of the UK Borrower Disposition have been paid in full in cash and (B) immediately after the consummation of the UK Borrower Disposition, the UK Borrower shall cease to be a Borrower under this Agreement and the other Loan Documents and shall cease to have any right to have any Loans or other Credit Extensions made to it hereunder or under any other Loan Document and (v) in connection with the sale of less than all the Equity Interests of any Foreign Subsidiary permitted under this clause (f), the Net Cash Proceeds thereof shall be applied to prepay the Term Loans in accordance with Section 2.11(a) (without giving effect to the reinvestment rights set forth in such Section 2.11(a)) and, to the extent of any such Net Cash Proceeds remaining, to make a voluntary prepayment of the Revolving Loans in accordance with Section 2.10(a);

(h)Section 6.05 of the Credit Agreement is hereby amended by replacing clause (h) of such Section in its entirety with the following text:

“(h)    so long as no Event of Default shall have occurred and be continuing or would result therefrom, the US Borrower may make Restricted Payments in an aggregate amount not to exceed (x) in the fiscal quarter of the US Borrower ending December 31, 2018, $25,000,000 (less the amount of prepayments of Indebtedness made in reliance on subclause (x) of clause (iii) of Section 6.07(a) during such fiscal quarter) and (y) in any fiscal year of the US Borrower (commencing with the fiscal year of the US Borrower ending December 31, 2019), $100,000,000 (less the amount of prepayments of Indebtedness made in reliance on subclause (y) of clause (iii) of Section 6.07(a) during such fiscal year); provided that, in the case of subclauses (x) and (y), the US Borrower is in pro forma compliance with the financial covenants set forth in Section 6.13, recomputed as of the last day of the most recently ended Test Period (it being understood that if no Test Period cited in Section 6.13 has passed, the covenants in Section 6.13 for the first Test Period cited in Section 6.13 shall be satisfied as of the last day of the most recently ended four-fiscal-quarter period ended on or prior to the making of such Restricted Payment), both before and after giving effect to such Restricted Payments;”

(i)Section 6.07 of the Credit Agreement is hereby amended by replacing clause (a)(iii) of such Section in its entirety with the following text:

“(iii)    so long as no Event of Default shall have occurred and be continuing or would result therefrom, the US Borrower or any Restricted Subsidiary may prepay any Junior Indebtedness in an aggregate amount not to exceed (x) in the fiscal quarter of the US Borrower ending December 31, 2018, $25,000,000 (less the amount of Restricted Payments made in reliance on subclause (x) of Section 6.05(h) during such fiscal quarter) and (y) in any fiscal year of the US Borrower (commencing with the fiscal year of the US Borrower ending December 31, 2019), the greater of $100,000,000 and 6% of Consolidated Total Assets (less the amount of Restricted Payments made in reliance on subclause (y) of Section 6.05(h) during such fiscal year); provided that, in the case of subclauses (x) and (y), the US Borrower is in pro forma compliance with the financial covenants set forth in Section 6.13, recomputed as of the last day of the most recently ended Test Period (it being understood that if no Test Period cited in Section 6.13 has passed, the covenants in Section 6.13 for the first Test Period cited in Section 6.13 shall be satisfied as of the last day of the most recently ended four-fiscal-quarter period ended on or prior to the making of such Restricted Payment), both before and after giving effect to such prepayment;”
SECTION 2. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that (a) this Amendment has been duly authorized, executed and delivered by an authorized officer of such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, regardless of whether considered in a proceeding in equity or at law and (b) to the best knowledge of the Borrowers, the information included (or to be included) in the Beneficial Ownership Certification provided to the Administrative Agent and the Lenders (as required by Section 4 below) is (or will be) true and correct in all respects.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”):

(a)the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each Borrower, the Administrative Agent and the Required Lenders;

(b)as of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c)each representation and warranty set forth in Section 2 hereof and each other representation and warranty made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representation and warranty expressly relates to an earlier date (in which case such representation and warranty is true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(d)the fees and expenses required to be paid pursuant to Section 8 hereof shall have been paid on or substantially simultaneously with (but in no event later than) the Amendment Effective Date.

SECTION 4. Beneficial Ownership Certification. To the extent that any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (as referenced in Section 1(c) above), the US Borrower hereby agrees to deliver to the Administrative Agent and any Lender that has requested, in a written notice to the US Borrower, a Beneficial Ownership Certification (as referenced in Section 1(c) above) in relation to the Borrowers, a Beneficial Ownership Certification not later than ten Business Days after the Amendment Effective Date, in the case of the Administrative Agent, or not later than ten Business Days after the date such written notice is received by the US Borrower, in the case of any Lender (or, in each case, such later date as the Administrative Agent may agree to in its sole discretion).

SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the US Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the US Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law; Submission to Jurisdiction and Waivers; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

(b)EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.13 AND 9.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 7. Counterparts; Amendment. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each Borrower, the Administrative Agent and the Required Lenders.

SECTION 8. Fee; Expenses. (a) The US Borrower hereby agrees to pay to the Administrative Agent, for the account of each Lender that returns a copy of this Amendment duly executed by such Lender prior to 5:00 p.m., New York City time, on December 4, 2018, an amendment fee (the “Amendment Fee”) equal to 0.125% of the sum of (i) the aggregate principal amount of the Term Loans of such Lender and (ii) the aggregate amount of the Revolving Commitments of such Lender, in each case immediately prior to the Amendment Effective Date. The Amendment Fee will be paid in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date and shall not be refundable.

(b)The US Borrower hereby agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.05 of the Credit Agreement.

SECTION 9. Headings. The Section headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPASS MINERALS INTERNATIONAL, INC.
By
/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer

COMPASS MINERALS CANADA CORP.
By
/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer and Treasurer

COMPASS MINERALS UK LIMITED
By
/s/ Richard Thomson
Name: Richard Thomson
Title: Director and Secretary

[Compass - Amendment No. 3 Signature Page]

JPMORGAN CHASE BANK, N.A., in its respective capacities as Administrative Agent, a Revolving Lender and a Term Lender
By
/s/ Kathrine L. Hurley
Name: Kathrine L. Hurley
Title: Vice President

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

ING Capital LLC

By:	/s/ Remko Van de Water
Name: Remko Van de Water
Title: Managing Director

By:	/s/ Remco Meeuwis
Name: Remco Meeuwis
Title: Director

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BRANCH BANKING AND TRUST COMPANY
Lender Name

By:	/s/ John P. Malloy
Name: John P. Malloy
Title: Senior Vice President

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

PNC Bank, National Association

By:	/s/ Matt Corcoran
Name: Matt Corcoran
Title: Senior Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of America, N.A.
Lender Name

By:	/s/ Alok Jain
Name: Alok Jain
Title: Senior Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

U.S. Bank National Association
Lender Name

By:	/s/ Tim Landro
Name: Tim Landro
Title: Vice President

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

COÖPERATIVE RABOBANK U.A., NEW YORK BRANCH
Lender Name

By:	/s/ Timothy Devane
Name: Timothy Devane
Title: Executive Director

For Lenders that require an additional signature:

By:	/s/ Pacella Lehane
Name: Pacella Lehane
Title: Vice President

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

GOLDMAN SACHS LENDING PARTNERS LLC
Lender Name

By:	/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

The Bank of Nova Scotia

By:	/s/ Paula Czach
Name: Paula Czach
Title: Managing Director

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Bank of Montreal
Lender Name

By:	/s/ Joshua Hovermale
Name: Joshua Hovermale
Title: Director

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Wells Fargo Bank, N.A.
Lender Name

By:	/s/ Timothy Ross
Name: Timothy Ross
Title: Vice President

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

BOKF N.A.
Lender Name

By:	/s/ Ryan W. Humphrey
Name: Ryan W. Humphrey
Title: Vice President

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Llyods Bank Corporate Markets plc
Lender Name

By:	/s/ Erin Walsh
Name: Erin Walsh
Title: Assistant Vice President
Transaction Execution
Category A
W004

By:	/s/ Daven Popat
Name: Daven Popat
Title: Senior Vice President
Transaction Execution
Category A
P003

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Morgan Stanley Bank North America
Lender Name

By:	/s/ Jake Dowden
Name: Jake Dowden
Title: Authorized Signatory

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass - Amendment No. 3 Signature Page]

LENDER SIGNATURE PAGE TO THE AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF APRIL 20, 2016 (AS AMENDED), AMONG COMPASS MINERALS INTERNATIONAL, INC., COMPASS MINERALS CANADA CORP., COMPASS MINERALS UK LIMITED, THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Fifth Third Bank
Lender Name

By:	/s/ Lafayette J. Ford
Name: Lafayette J. Ford
Title: Director

For Lenders that require an additional signature:

By:
Name:
Title:

[Compass - Amendment No. 3 Signature Page]